Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

OF REGENCY ENERGY PARTNERS LP

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report on Form 10-K for the year ended December 31, 2010 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Bradley, President and Chief Executive Officer of Regency GP LLC, the general partner of Regency GP LP, the general partner of Regency Energy Partners LP (the “Partnership”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: February 18, 2011	/s/ MICHAEL J. BRADLEY
Michael J. Bradley
President and Chief Executive Officer of Regency GP LLC, general partner of Regency GP LP, general partner of Regency Energy Partners LP